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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2004


                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                          0-26012                35-1948594
(State or other jurisdiction of       (Commission File)      (IRS Employer
incorporation or organization)             Number            Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

                               -------------------

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


Item 5. Other Events.

     On April 22, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing that a dividend had been declared and holding of the ninth annual shareholders meeting. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

               The following Exhibit is being furnished herewith:

               99.1 Press Release of Northeast Indiana Bancorp, Inc., dated April 22, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date: April 22, 2004                By:
      --------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date: April 22, 2004                       By: \S\ STEPHEN E. ZAHN
     ----------------------                     --------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit
Number    Description of Exhibit
------    ----------------------

99.1      Press Release of Northeast Indiana Bancorp, Inc. dated
          April 22, 2004